SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JUNE 4, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                     Commission              IRS Employer
jurisdiction                       File Number             Identification
of incorporation                                           Number

Delaware                             1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600




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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On June 4, 2002 registrant issued a press release entitled "Halliburton Asbestos Plaintiffs Agree to Extend Current Stay on Asbestos Claims," pertaining to an announcement that registrant has reached agreement with Harbison-Walker Refractories Company and the Official Committee of Asbestos Creditors in the Harbison-Walker bankruptcy to consensually extend the period of the stay contained in the Bankruptcy Court's temporary restraining order until July 16, 2002. The Committee also informed the Court that further 30-day extensions are anticipated as long as negotiations proceed in a constructive manner. The Court's temporary restraining order originally entered on February 14, 2002 stays more than 200,000 pending asbestos claims against registrant's subsidiary, Dresser Industries, Inc. See registrant's earlier press releases of May 20,
2002, February 22, 2002 and February 14, 2002 for more details on the stay entered by the Court on February 14, 2002 and extended on February 21 and April 4, 2002.


Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated June 4, 2002.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HALLIBURTON COMPANY




Date:  June 4, 2002                     By:  /s/ Susan S. Keith
                                            ------------------------------------
                                                 Susan S. Keith
                                                 Vice President and Secretary







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                                 EXHIBIT INDEX



Exhibit                                                     Sequentially
Number                     Description                      Numbered Page

20                         Press Release of                 5 of 5
                           June 4, 2002
                           Incorporated by Reference







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